SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Annie's Homegrown, Inc.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

         /X/     No fee required
         / /     Fee computed on table below per Exchange Act Rules 14a-6 (i)
                 (1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

         ---------------------------------------------------------------

         (4) Proposed maximum aggregate value of the transaction:

         ---------------------------------------------------------------








         (5) Total fee paid:

         ---------------------------------------------------------------

         / /     Fee paid previously with preliminary materials:

         ---------------------------------------------------------------

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number , or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

          -------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

                                  SCHEDULE 14A
          -------------------------------------------------------------


         (3)      Filing Party:

                             Annie's Homegrown, Inc.
          -------------------------------------------------------------

         (4)      Date Filed:

                               September 29, 1997









                             ANNIE'S HOMEGROWN, INC.
                          180 SECOND STREET, SUITE 202
                                CHELSEA, MA 02150

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 1997

                                 ---------------


Dear Stockholder:

         It is with great pleasure that the directors and I invite you to attend the Annual Meeting of Stockholders of Annie's Homegrown, Inc. (the "Company") which will be held at 1:00 p.m. (Pacific Time) on Monday, October 27, 1997 at the offices of Farella Braun & Martel LLP, 17th Floor, 235 Montgomery Street, San Francisco, California, for the following purposes:

         1.       To elect a Board of Directors for the ensuing year.

         2. To ratify the selection of the firm of KPMG Peat Marwick LLP as auditors for the fiscal year ending March 31, 1998.

         3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

         Only stockholders of record at the close of business on September 22, 1997, the record date, are entitled to notice of, and to vote at, the Annual Meeting.

                                       By Order of the Board of Directors


                                       Deborah Churchill Luster
                                       Secretary

Chelsea, Massachusetts
September 29, 1997


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE MEETING DATE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON BY COMPLETING A BALLOT OR PROXY AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.








                             ANNIE'S HOMEGROWN, INC.
                            180 2ND STREET, SUITE 202
                                CHELSEA, MA 02150
                                 (617) 889-2822
                                -----------------

                                 PROXY STATEMENT
                                -----------------

                               SEPTEMBER 29, 1997

         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Annie's Homegrown, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Monday, October 27, 1997, at 1:00 p.m. (Pacific Time), at Farella Braun & Martel LLP, 17th Floor, 235 Montgomery Street, San Francisco, California and any adjournments thereof (the "Meeting").

         Only holders of the Company's common stock, $.001 par value per share (the "Common Stock"), of record as of the close of business on September 22, 1997, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Meeting. As of the record date, 4,316,895 shares of Common Stock of the Company were issued and outstanding. Holders of Common Stock are entitled to cast one vote for each share held of record by them on each proposal submitted to a vote at the Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Company at the address set forth above at any time before it is exercised, or (ii) voting in person at the Meeting.

         The persons named as attorneys in the proxy, Deborah Churchill Luster and Neil Raiff, were selected by the Board of Directors and are directors and/or officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by so marking the proxy in the space provided thereon. Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR any such proposal if no specification is indicated.

         In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of the firm of KPMG Peat Marwick LLP as the auditors for the fiscal year ending March 31, 1998, all as further described in this Proxy Statement.

         The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, including any proposal to adjourn the Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1996, was mailed previously to all stockholders entitled to vote. This Proxy Statement and the form of proxy were first mailed to stockholders on or about September 29, 1997.








                                VOTING PROCEDURES

         The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The seven nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward such nominee's achievement of a plurality. Votes at the Meeting will be tabulated by one or more independent inspector of elections appointed by the Company.

         For all other matters being submitted to stockholders at the Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against the matter.


           SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth as of September 1, 1997 certain information regarding the ownership of the Company's voting securities by (i) each person who, to the knowledge of the Company, beneficially owned more than 5% of the Company's voting securities outstanding at such date, (ii) each director (or nominee for director) of the Company, (iii) each Named Executive Officer (as defined below under "Compensation and Other Information Concerning Directors and Officers--Executive Compensation") and (iv) all directors (and nominees for director) and executive officers as a group:

                                              AMOUNT AND NATURE OF                 PERCENT OF
        NAME AND ADDRESS (1)               BENEFICIAL OWNERSHIP (2)(3)              CLASS (4)
        --------------------               ---------------------------             ----------

Ann E. Withey (5)                                   1,704,209                        37.97%
c/o Annie's Homegrown, Inc.
180 Second Street, Suite 202
Chelsea, MA  02150

Andrew M. Martin (6)                                1,760,954                        38.40%
c/o Annie's Homegrown, Inc.
200 Gate Five Road, Suite 211
Sausalito, CA  94965

Deborah Churchill Luster (7)                          188,266                         4.21%

Brady Bevis (8)                                        11,000                          *

Patrick DeTemple                                         -                             *

Paul Geffner                                             -                             *

Kare Anderson (9)                                      25,438                          *

All directors and executive officers                3,901,086                        76.56%
   as a group (9 persons) (10)

------------------

  *      Less than 1% of total voting securities.
(1) Pursuant to rules of the Securities and Exchange Commission ("SEC"), addresses are provided only for 5% beneficial owners.


                                        2






(2) Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares shown as owned, based on information provided to the Company by the persons and entities named in the table.
(3) Shares of Common Stock subject to stock options exercisable within 60 days of September 1, 1997, are deemed outstanding for computing the percentage of the person or group holding such securities.
(4) Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities at September 1, 1997 (4,316,895) plus, for each person, any securities that such person has the right to acquire within 60 days pursuant to stock options or other rights.
(5) Includes 171,839 shares of Common Stock issuable upon exercise of certain stock options granted pursuant to the Company's 1990 Incentive Stock Option Plan.
(6) Includes 268,874 shares of Common Stock issuable upon exercise of certain stock options granted pursuant to the Company's 1990 Incentive Stock Option Plan.
(7) Includes 159,155 shares of Common Stock issuable upon exercise of certain stock options granted pursuant to the Company's 1990 Incentive Stock Option Plan; 3,000 shares owned beneficially for daughter, and 600 shares owned jointly with husband.
(8) Includes 10,000 shares of Common Stock issuable upon exercise of certain stock options granted pursuant to the directors' compensation package.
(9) Includes 9,948 shares of Common Stock issuable upon exercise of certain stock options granted pursuant to the Company's 1990 Incentive Stock Option Plan.
(10) Includes 778,812 shares of Common Stock issuable upon exercise of certain stock options granted to directors and executive officers pursuant to the Company's 1990 Incentive Stock Option Plan.


                              ELECTION OF DIRECTORS
                               (PROXY ITEM NO.1)

         The Board of Directors of the Company has nominated the following persons for election as directors of the Company at the Meeting (the "Nominees"). All Nominees are currently members of the Company's Board of Directors. The Nominees and the year they first joined the Board of Directors are:

                Nominee                           Year First Joined Board
                -------                           -----------------------

        Ann E. Withey                                      1989
        Andrew M. Martin                                   1989
        Deborah Churchill Luster                           1991
        Brady Bevis                                        1995
        Patrick DeTemple                                   1996
        Paul Geffner                                       1996
        Kare Anderson                                      1996

         The directors of the Company are elected annually and hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified or until their earlier death, resignation or removal. The Board of Directors knows of no reason why any Nominee should be unwilling or unable to serve, but if such should be the case, proxies will be voted for the election of a substitute nominee nominated by the Board of Directors or the Board of Directors may vote to fix the number of directors at a lesser number, but not less than three (3). A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Meeting is required for the election of a Nominee. See "Voting Procedures" above.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE
                    NOMINEES AS DIRECTORS OF THE CORPORATION


                                       3







COMPENSATION OF DIRECTORS

         The Board of Directors has the authority to determine a fixed sum to be paid to directors for attendance at each meeting of the Board or a stated salary as a director. Directors may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees of the Board may be allowed like compensation for attending committee meetings. Except as set forth above, no director is, or will be, paid any salary, fees or other compensation for services as a director, except for shares and stock options which may be granted from time to time to non-employee members of the Board of Directors pursuant to the 1996 Option Plan.

         Each non-employee director elected on or after January 1, 1996 is eligible to receive stock options to purchase 1,000 shares of Common Stock at an exercise price equal to the fair market value of such Common Stock at the date of grant pursuant to the Company's 1996 Stock Plan. All stock options become vested on the first anniversary of the date of grant and would expire if not exercised within three years after becoming vested.

INFORMATION CONCERNING DIRECTORS

         The Board of Directors met two (2) times during the twelve months ended December 31, 1996, and three (3) times during the fifteen month period ended March 31, 1997, the Company's new fiscal year. The Board of Directors has an Audit Committee to review the results and scope of the Company's financial statements and other services provided by the Company's independent auditors. The Audit Committee consists of Messrs. Geffner, DeTemple and the Company's Chief Financial Officer, Mr. Raiff. The Audit Committee did not meet during the fifteen month period ended March 31, 1997. The Board of Directors does not currently have a standing compensation committee or nominating committee. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors which were held during his or her period of service during calendar year 1996.

                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the Nominees to be voted upon at the Meeting and the executive officers of the Company, their ages, and the positions currently held by such persons with the Company.

                 NAME                   AGE                               POSITION
                 ----                   ---                               --------
     Ann E. Withey                       34          Inspirational President and Director
     Andrew M. Martin                    42          Chairman, Chief Executive Officer and Director
     Deborah Churchill Luster            34          Vice Chairman, Corporate Secretary and Director
     Paul Nardone                        29          President and Chief Operating Officer
     Neil Raiff                          40          Chief Financial Officer and Treasurer
     Brady Bevis                         52          Director
     Patrick DeTemple                    45          Director
     Paul Geffner                        43          Director
     Kare Anderson                       47          Director

         ANN E. WITHEY co-founded the Company in 1989 and is a director and the Company's Inspirational President. Ms. Withey has served as a director of the Company since 1989. Ms. Withey's responsibilities include new product development and consumer correspondence and relations. Approximately 95% of Ms. Withey's time is devoted to the Company's matters. Ms. Withey was co-founder of Smartfood, Inc. and creator of the original recipe for Smartfood Popcorn. Smartfood, Inc. was sold to Frito-Lay a division of PepsiCo in 1989. Ms. Withey and her husband own and operate a small organic produce farm in Connecticut. Ms. Withey actively supports a variety of programs that benefit women, children, education and the environment. Ms. Withey holds a B.A. degree from the University of Connecticut.

                                        4








         ANDREW M. MARTIN co-founded the Company and is the Company's Chairman and Chief Executive Officer. Mr. Martin participates in all aspects of the
Company's development, including strategic planning, product development, finance, management, sales and marketing. Mr. Martin was a co-founder, President and Chairman of Smartfood, Inc. Mr. Martin spends approximately 90% of his time on matters relating to the Company. Mr. Martin actively supports a variety of programs that benefit women, children, education, and the environment. He has also created several successful programs to benefit the homeless and the environment including S.A.V.E., Be Green(R), Bottle Bag, and the Company's community programs. Mr. Martin holds several national and international patents and has received various awards for technology excellence, human rights advocacy, and philanthropy.

         PAUL NARDONE is the Company's President and Chief Operating Officer. Mr. Nardone is responsible for managing the Company's strategic national sales plan. In 1988, Mr. Nardone founded The Olde Boston Snacks brand which is distributed by Galaxy Foods, Inc., which he continues to serve in an advisory capacity. In 1990, Mr. Nardone founded New England Snacks, Inc., a regional snack food distributorship. In March, 1992, New England Snacks, Inc. was sold to Alternative Distributors where Mr. Nardone was Vice President of Sales until joining the Company in 1994. Mr. Nardone holds a B.A. degree from Tufts University.

         DEBORAH CHURCHILL LUSTER is the Company's Vice Chairman and Secretary. She has been a director since 1991. From January 1991 through October 1996, Ms. Churchill Luster served as the Company's President. Ms. Churchill Luster is the Company's principal spokesperson. She has been honored by many groups on behalf of issues relating to women, business and the environment. Ms. Churchill Luster works closely with the Company's Chief Operating Officer and Treasurer in directing Company matters. Prior to joining the Company in May 1990, Ms. Churchill was a District Loan Officer, in charge of all loan operations in Northern California, with Glendale Federal Bank of San Mateo California. Ms. Churchill Luster holds a B.A. in Economics from the University of California at Santa Barbara.

         NEIL RAIFF is the Company's Chief Financial Officer and Treasurer. From 1989 to September 1994, Mr. Raiff served in this capacity as an independent contractor. In October 1994, Mr. Raiff became a part-time employee, and in May 1995 he joined the Company on a full-time basis. Mr. Raiff is responsible for all financial and administrative functions of the Company including financial forecasting and strategic planning, expense control, accounting, and banking and insurance relationships. From 1991 to May 1995, Mr. Raiff was a public accountant in private practice. Mr. Raiff holds a B.S. in Accountancy from Bentley College, and is a certified public accountant.

         BRADY BEVIS has been a director since 1995. Ms. Bevis is a public interest lawyer and businesswoman, and currently is the Program Coordinator for the Bay Area Multimedia Partnership. Ms. Bevis was formerly on the Board of Supervisors for the County of Marin, California, during which she ended the 17-year polarization over the conversion of Hamilton Air Force Base and started a collaborative process for planning its future. Prior to elected office, Ms. Bevis was Chair of the Marin SANE/Freeze, active in the nationwide Lawyers Alliance on Nuclear Policy, and the Marin County Peace Conversion Commission.
Ms. Bevis was a founding member of Marin Action, Exodux - establishing residential treatment facilities for autistic children, and the Marin County Commission on Homelessness. In addition, Ms. Bevis has served on the Boards of Directors for numerous organizations including The California Council on Partnerships, Marin Conservation League, and the California Elected Women's Association for Education and Research.

         PATRICK DETEMPLE has been a director of the Company since 1996. Mr. DeTemple is an attorney with a history of commitment to social issues. Mr. DeTemple has extensive experience in community, labor and political organizing, negotiations, and campaigns. As an attorney, Mr. DeTemple practiced immigration law and has worked with labor organizations (United Farm Workers, Service Employees), community groups, and political organizations (California Democratic Party and various candidates). In 1989 and 1990, Mr. DeTemple served as the National Field Director for Earth Day 1990. He also has served as an attorney for the City of Cambridge, Massachusetts, and as a senator's chief of staff in the Massachusetts legislature. During the 1980's, Mr. DeTemple traveled, worked, wrote and spoke extensively on events in Central America and the Philippines. Mr. DeTemple holds degrees from Brown, Northeastern, and Harvard Universities, and is a member of the state bar associations of Massachusetts and California.


                                       5







         PAUL GEFFNER has been a director of the Company since 1996. Mr. Geffner owns Escape From New York Pizza, Inc., which operates a group of three pizza restaurants in San Francisco. Mr. Geffner founded Captain Video, a chain of video stores in Northern California, which he sold in 1988. Mr. Geffner has assisted in the creation and development of many different retail ventures including a juice and yogurt bar (Fruitopia), a women's clothing store, and an event production company. Mr. Geffner has been a Big Brother for seventeen years and wrote and produced commercials for Big Brothers of California, which received an Emmy award in 1990.

         KARE ANDERSON has been a director of the Company since 1996. Ms. Anderson is an author and speaker who translates research on instinctual reactions into techniques to inspire support for an idea or product. Ms. Anderson has served as a senator's chief of staff in the California legislature; reporter for various newspapers, including The Wall Street Journal and Le Monde; producer for "Inside Sacramento," a syndicated radio feature, and was the Pacific Telephone Company's first Cable TV and Wideband Division Director. Ms. Anderson received an Emmy award for television political commentaries, and is co-founder of nine women's political action committees.


                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS


EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended December 31, 1994, 1995, 1996, and March 31, 1997, a summary of compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of its four other most highly compensated executive officers (the "Named Executive Officers") at March 31, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                       SECURITIES
           NAME AND           YEAR                                     UNDERLYING         ALL OTHER
           PRINCIPAL                     SALARY(1)      BONUS(2)       OPTIONS(3)      COMPENSATION(4)
           POSITION
                                            ($)           ($)              (#)
   ------------------------------------------------------------------------------------------------------
   ANDREW M. MARTIN          1997       $   21,000    $    --              --           $   8,250
   Chief Executive Officer   ----
                             1996           75,000         --              --               --
                             ----
                             1995           84,000         --              --               --
                             ----
                             1994           84,000         --             37,302            --
                             ----

   ANN E. WITHEY             1997           21,000         --              --               --
   Inspirational President   ----
                             1996           75,000         --              --               --
                             ----
                             1995           84,000         --              --               --
                             ----
                             1994           84,000         --             15,667            --
                             ----

   PAUL NARDONE              1997           19,500      $  7,958           --               --
   President, Chief          ----
   Operating Officer         1996           61,000         --              --               --
                             ----
                             1995           56,250         --              --               --
                             ----
                             1994           13,750         --              9,699            --
                             ----

   NEIL RAIFF                1997           15,000         --              --               --
   Chief Financial           ----
   Officer, Treasurer        1996           60,000         --              --               --
                             ----
                             1995           68,000         --              --               --
                             ----
                             1994            9,000         --              5,409            --
                             ----

   DEBORAH CHURCHILL LUSTER  1997            6,250         --              --               --
   Secretary                 ----
                             1996           37,500         --              --               --
                             ----
                             1995           60,000         --              --               --
                             ----
                             1994           39,500         --             11,191            --
                             ----


(1) Amounts shown do not include the cost to the Company of personal benefits, the value of which did not exceed 10 percent of the aggregate salary and bonus compensation for each Named Executive Officer.

                                       6






(2) Pursuant to an Employment Agreement between Mr. Nardone and the Company dated November 26, 1996, Mr. Nardone receives a quarterly cash bonus and a fixed number of stock options based on the amount by which the Company's actual performance exceeds budget during the preceding quarter. Mr. Nardone has earned, and is owed, for the three month period ended March 31, 1997, stock options to purchase 12,500 shares of Common Stock. Such stock options have not been granted by the Board of Directors. The Board of Directors anticipates granting these stock options under the Company's stockholder-approved 1996 Stock Plan, together with other stock options which Mr. Nardone may have earned, during 1997. Such stock options would be granted at the fair market value on the date of grant.

(3) Mr. Martin's and Ms. Withey's stock options were granted effective December 31, 1994 pursuant to the Company's stockholder-approved 1990 Incentive Stock Option Plan at $5.90 per common share which, on the date of grant, was equal to or exceeded 110% of the fair market value of the Common Stock. Messrs. Nardone's and Raiff's, and Ms. Churchill Luster's stock options were granted effective December 31, 1994 pursuant to the Company's stockholder-approved 1990 Incentive Stock Option Plan at $5.36 per common share. All of the foregoing options vested when granted and will expire on January 2, 1999.

(4) Amount shown includes interest at the rate of 11% per annum on a note due to the Company from Mr. Martin in the amont of $75,000.

OPTION GRANTS IN LAST FISCAL YEAR

         No stock options were granted to the Named Executive Officers in calendar 1996 or during the fifteen month period ended March 31, 1997.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of stock options during the fifteen months ended March 31, 1997 and unexercised stock options held as of March 31, 1997.

                                                                           NUMBER OF               VALUE OF
                                                                           SECURITIES             UNEXERCISED
                                                                           UNDERLYING            IN-THE-MONEY
                                                                          UNEXERCISED             OPTIONS AT
                                                                         OPTIONS AT FY-         FY-END ($) (1)
                                                    SHARES ACQUIRED     END EXERCISABLE/         EXERCISABLE/
NAME                                                  ON EXERCISE        UNEXERCISABLE           UNEXERCISABLE
----                                                  -----------        -------------           -------------
Andrew M. Martin, Chief Executive Officer                 --              268,874 / 0           $1,177,030 / $0

Ann E. Withey, Inspirational President                    --              171,839 / 0            $798,621 / $0
Paul Nardone, President, Chief Operating Officer          --               9,699 / 0              $6,207 / $0

Neil Raiff, Chief Financial Officer, Treasurer            --              149,297 / 0            $734,118 / $0

Deborah Churchill Luster, Secretary                       --              159,155 / 0            $758,558 / $0

-----------------------
(1) Calculated based on the initial public offering price of the Company's Common Stock ($6.00), minus the exercise price of the option

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Andrew M. Martin, Chairman and Chief Executive Officer, of the Company is a stockholder of Simple Packaging Solutions, Inc. ("Simpak") with which he previously held similar offices. Neil Raiff, Chief Financial Officer and Treasurer of the Company also previously held similar offices for Simpak. Ann E. Withey and Deborah Churchill Luster are stockholders of Simpak. Simpak has borrowed from the Company for which loans it was charged interest at the rate of 11%. As of March 31, 1997, there was no outstanding balance due from Simpak.


                                        7







         Andrew M. Martin borrowed $75,000 from the Company on June 30, 1995 pursuant to an unsecured demand note bearing interest at 11% per anum. The Company does not anticipate making any future material loans to Mr. Martin on similar terms.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Not applicable.

           PROPOSAL TO RATIFY SELECTION OF AUDITORS (PROXY ITEM NO. 2)

         The Board of Directors, upon the recommendation of the Audit Committee, has selected the firm of KPMG Peat Marwick LLP, independent certified public accountants, to serve as auditors for the fiscal year ending March 31, 1998. KPMG Peat Marwick LLP has served as the Company's auditors for the past three
(3) fiscal years. Representatives of KPMG Peat Marwick LLP are not expected to be in attendance at the Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF
                        KPMG PEAT MARWICK LLP AS AUDITORS


                              STOCKHOLDER PROPOSALS

         It is contemplated that the next Annual Meeting of Stockholders will be held on or about October 26, 1998. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting, proposals must comply with Securities and Exchange Commission rules and regulations and be received at the Company's principal executive offices not later than May 25, 1998. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

                            EXPENSES AND SOLICITATION

         The costs of printing and mailing proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders following the original solicitation.

                                 OTHER BUSINESS

         The Board of Directors knows of no other items that are likely to be brought before the Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

                                            By Order of the Board of Directors




                                            Deborah Churchill Luster
                                            Secretary

Chelsea, Massachusetts
September 29, 1997

         ANNIE'S HOMEGROWN, INC. WILL FURNISH WITHOUT CHARGE TO EACH PERSON A COPY OF THIS PROXY STATEMENT, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF A WRITTEN REQUEST SENT TO THE SECRETARY OF ANNIE'S HOMEGROWN, INC., 180 SECOND STREET, SUITE 202, CHELSEA, MASSACHUSETTS, 02150.


                                        8








                            ANNIE'S HOMEGROWN, INC.
                          180 SECOND STREET, SUITE 202
                          CHELSEA, MASSACHUSETTS 02150
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 27, 1997

        The undersigned hereby appoints Deborah Churchill Luster and Neil Raiff, P and each of them singly, true and lawful agents and proxies for the undersigned, with full power of attorney and power of substitution, to R represent the undersigned and vote all shares of capital stock of any class which the undersigned is entitled to vote at the Annual Meeting of O Stockholders (the "Meeting") of Annie's Homegrown, Inc. (the "Company") to
     be held on Monday, October 27, 1997, at 1:00 p.m. at the offices of Farella X Braun & Martel LLP, 17th Floor, 235 Montgomery Street, San Francisco,
     California, and at any adjournment thereof, upon the matters set forth in Y the Notice of Annual Meeting of Stockholders and accompanying Proxy
     Statement, each dated September 29, 1997, receipt of which is hereby acknowledged.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE






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                                  DETACH HERE

[ X ] Please mark
      votes as in
      this example

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEE DIRECTORS AND FOR THE PROPOSAL IN ITEM 2. A VOTE TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY TAKEN UNDER ITEM 3 WILL BE VOTED IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS HEREINBEFORE NAMED AS ATTORNEYS.

     1. To elect a  Board  of  Directors     2. To ratify the  selection  of the
     for  the  ensuing  year,  NOMINEES:     firm of KPMG  Peat  Marwick  LLP as
     Anne  E.  Withey,   Andrew  Martin,     auditors  of the  Company  for  the
     Deborah  Churchill  Luster,   Brady     ficscal year ending March 31, 1998.
     Bovis,   Patrick   DeTemple,   Paul
     Geffner and Kare Anderson.                FOR       AGAINST      ABSTAIN
                                              [   ]       [   ]        [   ]
      FOR   WITHHELD     MARK HERE  [   ]
     [   ]   [   ]       IF YOU PLAN
                         TO ATTEND           3. To transact such other  business
                         THE MEETING         as may  properly  come  before  the
                                             Meeting    and   any    adjournment
                         MARK HERE  [   ]    thereof.
                         FOR ADDRESS
                         CHANGE AND          THIS  PROXY  GRANTS   DISCRETIONARY
[   ]__________________  NOTE BELOW          AUTHORITY  TO VOTE FOR A SUBSTITUTE
For all nominees except                      NOMINEE  OF THE BOARD OF  DIRECTORS
as noted above                               IF ANY NOMINEE FOR DIRECTOR  LISTED
                                             HEREIN IS  UNABLE TO SERVE,  OR FOR
                                             GOOD  CAUSE  WILL  NOT  SERVE  AS A
                                             DIRECTOR (UNLESS  AUTHORITY TO VOTE
                                             FOR   ALL   NOMINEES   OR  FOR  THE
                                             PARTICULAR NOMINEE WHO CEASED TO BE
                                             A CANDIDATE IS WITHHELD).

                                             STOCKHOLDERS  WHO ATTEND THE ANNUAL
                                             MEETING OF STOCKHOLDES  MAY VOTE IN
                                             PERSON   EVEN   THOUGH   THEY  HAVE
                                             PREVIOUSLY   MAILED   THIS   PROXY.
                                             PLEASE  DATE,  SIGN AND RETURN THIS
                                             PROXY   PROMPTLY  IN  THE  ENCLOSED
                                             PRE-PAID, PRE-ADDRESSED ENVELOPE.

                                             IMPORTANT:  Please  date this Proxy
                                             and  sign   exactly  as  your  name
                                             appear(s)  hereon. If stock is held
                                             jointly, each owner should sign. If
                                             signing  as   attorney,   executor,
                                             administrator, trustee, guardian or
                                             other  fiduciary  please  give your
                                             full title as such.

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